CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the reference to our firm with respect to State Street Equity 500 Index Portfolio under the captions “Other Service Providers” and “Financial Statements” in the American Beacon Fundssm Statement of Additional Information, dated May 1, 2010, on Form N-1A, filed with the Securities and Exchange Commission on April 30, 2010 in Post-Effective Amendment No. 86 (File no. 33-11387). We further consent to the incorporation by reference of our report, dated February 23, 2010, on the financial statements and financial highlights of State Street Equity 500 Index Portfolio, included in the Annual Report to Shareholders for the year ended December 31, 2009.
/s/ Ernst & Young LLP
Boston, Massachusetts
April 26, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the references to our firm under the captions “Financial Highlights” and “Fund Service Providers” in the Prospectuses and “Disclosure of Portfolio Holdings,” “Other Service Providers” and “Financial Statements” in the Statement of Additional Information and to the incorporation by reference and use of our reports dated February 26, 2010 on the financial statements and financial highlights of American Beacon International Equity Index Fund, American Beacon S&P 500 Index Fund, and American Beacon Small Cap Index Fund as of and for the year ended December 31, 2009 in the Registration Statement (Form N-1A) of the American Beacon Funds, which is filed with the Securities and Exchange Commission in the Post-Effective Amendment No. 86 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387).
/s/ Ernst & Young LLP
Dallas, Texas
April 30, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Post-Effective Amendment No. 86 to Registration Statement No. 33-11387 on Form N-l A of American Beacon Funds of our reports dated February 24, 2010, relating to the financial statements and financial highlights of Master Small Cap Index Series and Master International Index Series, two of the series constituting Quantitative Master Series LLC (the “Master LLC”), appearing in each Annual Report on the respective Form N-CSR of the Master LLC for the year ended December 31, 2009, and to the references to us under the headings “Other Service Providers” and “Financial Statements” in the Statement of Additional Information, which is part of such Registration Statement.
Deloitte & Touche LLP
Princeton, New Jersey
April 28, 2010